Exhibit 24

February 26, 2016

TO:        Alyson M. Mount
Daniel T. Falstad

Re:        Power of Attorney - Form 10-K

Entergy Corporation, referred to herein as the Company, will file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2015, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Company and the undersigned persons, in their respective capacities as directors and/or officers of the Company, as specified in Attachment I, do each hereby make, constitute and appoint Alyson M. Mount and Daniel T. Falstad and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY CORPORATION

By: /s/ Leo P. Denault
Leo P. Denault
Chairman of the Board, Director
and Chief Executive Officer

/s/ Maureen S. Bateman	/s/ Donald C. Hintz
Maureen S. Bateman	Donald C. Hintz
Director	Director

/s/ Patrick J. Condon	/s/ Stuart L. Levenick
Patrick J. Condon	Stuart L. Levenick
Director	Director

/s/ Leo P. Denault	/s/ Blanche L. Lincoln
Leo P. Denault	Blanche L. Lincoln
Chairman of the Board, Director and Chief Executive Officer	Director

/s/ Kirkland H. Donald	/s/ Karen A. Puckett
Kirkland H. Donald	Karen A. Puckett
Director	Director

/s/ Gary W. Edwards	/s/ W. J. Tauzin
Gary W. Edwards	W. J. “Billy” Tauzin
Director	Director

/s/ Philip L. Frederickson	/s/ Steven V. Wilkinson
Philip L. Frederickson	Steven V. Wilkinson
Director	Director

/s/ Alexis M. Herman	/s/ Andrew S. Marsh
Alexis M. Herman	Andrew S. Marsh
Director	Executive Vice President and Chief Financial Officer

ATTACHMENT I

Entergy Corporation

Chairman of the Board, Director and Chief Executive Officer - Leo P. Denault (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - Maureen S. Bateman, Patrick J. Condon, Leo P. Denault, Kirkland H. Donald, Gary W. Edwards, Philip L. Frederickson, Alexis M. Herman, Donald C. Hintz, Stuart L. Levenick, Blanche L. Lincoln, Karen A. Puckett, W. J. “Billy” Tauzin, and Steven V. Wilkinson

February 26, 2016

TO:        Alyson M. Mount.
Daniel T. Falstad

Re:        Power of Attorney - Form 10-K

Entergy Arkansas, Inc., Entergy Louisiana, LLC, Entergy Mississippi, Inc., Entergy New Orleans, Inc., Entergy Texas, Inc. and System Energy Resources, Inc. (collectively referred to herein as the Companies) will each file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2015, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Companies and the undersigned persons, in their respective capacities as directors and/or officers of the Companies, as specified in Attachment I, do each hereby make, constitute and appoint Alyson M. Mount and Daniel T. Falstad and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY ARKANSAS, INC.
ENTERGY LOUISIANA, LLC
ENTERGY MISSISSIPPI, INC.
ENTERGY NEW ORLEANS, INC.
ENTERGY TEXAS, INC.
SYSTEM ENERGY RESOURCES, INC.

/s/ Theodore H. Bunting, Jr.	/s/ Andrew S. Marsh
Theodore H. Bunting, Jr.,
Director of Entergy Arkansas, Inc., Entergy Louisiana, LLC, Entergy Mississippi, Inc., Entergy New Orleans, Inc. and Entergy Texas, Inc.

Director, Chairman of the Board, President and Chief Executive Officer of System Energy Resources, Inc.

Andrew S. Marsh
Director and Executive Vice President and Chief Financial Officer of Entergy Arkansas, Inc., Entergy Louisiana, LLC, Entergy Mississippi, Inc., Entergy New Orleans, Inc., Entergy Texas, Inc. and System Energy Resources, Inc.

/s/ Phillip R. May, Jr.	/s/ Hugh T. McDonald
Phillip R. May, Jr. Director, Chairman of the Board, President and Chief Executive Officer of Entergy Louisiana, LLC	Hugh T. McDonald Director, Chairman of the Board, President and Chief Executive Officer of Entergy Arkansas, Inc.

/s/ Haley R. Fisackerly	/s/ Timothy G. Mitchell
Haley R. Fisackerly Director, Chairman of the Board, President and Chief Executive Officer of Entergy Mississippi, Inc.	Timothy G. Mitchell Director of System Energy Resources, Inc.

/s/ Paul D. Hinnenkamp	/s/ Sallie T. Rainer
Paul D. Hinnenkamp Director of Entergy Arkansas, Inc., Entergy Louisiana, LLC, Entergy Mississippi, Inc., Entergy New Orleans, Inc. and Entergy Texas, Inc.	Sallie T. Rainer Director, Chair of the Board, President and Chief Executive Officer of Entergy Texas, Inc.

/s/ Charles L. Rice, Jr.	/s/ Steven C. McNeal
Charles L. Rice, Jr. Director, Chairman of the Board, President and Chief Executive Officer of Entergy New Orleans, Inc.	Steven C. McNeal Director of System Energy Resources, Inc.

ATTACHMENT I

Entergy Arkansas, Inc.

Chairman of the Board, President and Chief Executive Officer - Hugh T. McDonald (principal executive officer);
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer).

Directors - Hugh T. McDonald, Theodore H. Bunting, Jr., Andrew S. Marsh and Paul D. Hinnenkamp

Entergy Louisiana, LLC

Chairman of the Board, President and Chief Executive Officer - Phillip R. May, Jr. (principal executive officer);
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer).

Directors - Phillip R. May, Jr. Theodore H. Bunting, Jr., Andrew S. Marsh and Paul D. Hinnenkamp

Entergy Mississippi, Inc.

Chairman of the Board, President and Chief Executive Officer - Haley R. Fisackerly (principal executive officer);
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer).

Directors - Haley R. Fisackerly, Theodore H. Bunting, Jr., Andrew S. Marsh and Paul D. Hinnenkamp

Entergy New Orleans, Inc.

Chairman of the Board, President and Chief Executive Officer - Charles L. Rice, Jr. (principal executive officer);
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer).

Directors - Charles L. Rice, Jr., Theodore H. Bunting, Jr., Andrew S. Marsh and Paul D. Hinnenkamp

Entergy Texas, Inc.

Chair of the Board, President and Chief Executive Officer - Sallie T. Rainer (principal executive officer);
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer).

Directors - Sallie T. Rainer, Theodore H. Bunting, Jr., Andrew S. Marsh and Paul D. Hinnenkamp

System Energy Resources, Inc.

Chairman of the Board, President and Chief Executive Officer - Theodore H. Bunting, Jr. (principal executive officer);
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer).

Directors - Theodore H. Bunting, Jr., Timothy G. Mitchell, Andrew S. Marsh and Steven C. McNeal